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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Asset Acceptance Capital Corp. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Nathaniel F. Bradley IV, President and Chief Executive Officer of the Company, and Mark A. Redman, Vice President - Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Nathaniel F. Bradley IV
                                              ----------------------------------
                                              Nathaniel F. Bradley IV
                                              Chief Executive Officer
                                              May 7, 2004


                                                /s/ Mark A. Redman
                                              ----------------------------------
                                              Mark A. Redman
                                              Chief Financial Officer
                                              May 7, 2004